UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20509

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 17, 2017

Tejon Ranch Co.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-7183	77-0196136
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P. O. Box 1000, Lebec, California	93243
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code 661 248-3000

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01 Other Events.

On May 17, 2017, Tejon Ranch Co. (Company) distributed a press release announcing the issuance of a Draft Environmental Impact Report (DEIR) for the Centennial at Tejon Ranch project. The DEIR was published for public review on May 18, 2017 by the County of Los Angeles. The Centennial at Tejon Ranch project is a proposed master plan community located in Los Angeles County that is expected to offer a wide array of housing, business park/office, commercial, schools, natural open space, and other public services and amenities.

A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Centennial Founders, LLC (Centennial Founders) is the applicant for the project. Tejon Ranchcorp (TRC), a wholly-owned subsidiary of the Company, is the owner of land within the project area, is Centennial Founders’ development manager and TRC holds in excess of 85% interest in Centennial Founders (as of March 31, 2017). Centennial Founders was organized to pursue the entitlement and development of land owned by TRC and Centennial Founders in Los Angeles County. Additional information on Centennial Founders can be found in the Company’s 2016 Annual Report on Form 10-K, filed March 13, 2017.

Certain statements in this Current Report on Form 8-K may be deemed to be forward-looking statements under the Private Securities Litigation Reform Act of 1995. The Company intends that all such statements be subject to the “safe-harbor” provisions of that Act. Such statements include those pertaining to the ultimate approval of the project by governmental entities, the level and intensity of development that may be approved, the timing of potential governmental approvals, the timing of commencement of project development and the potential public revenue surpluses resulting from the project. Many factors may cause the Company’s actual results to differ materially from those discussed in any such forward-looking statements, including risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Press Release, dated May 17, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 19, 2017	TEJON RANCH CO.

	By:	/s/ ALLEN E. LYDA
	Name:	Allen E. Lyda
	Title:	Executive Vice President, and Chief Financial Officer

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